UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

PGIM PRIVATE CREDIT FUND

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01582	88-1771414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Broad Street
Newark, New Jersey		07102-4410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 973 802-5032

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sale of Equity Securities.

As of December 1, 2025, PGIM Private Credit Fund (the “Fund”) issued and sold 220 of its unregistered Class S and Class D common shares of beneficial interest, $0.001 par value per share, for an aggregate offering price of approximately $25,571, reflecting a purchase price of $25.35 per Class S common share and $25.29 per Class D common share (with the final number of Class S and Class D common shares being determined on December 23, 2025).

	Common Shares Issued	Total Consideration
Class S Common Shares	110	$12,789
Class D Common Shares	110	$12,782

The offer and sale of the Class S and Class D common shares was made pursuant to purchase agreements entered into by the Fund and each of approximately 110 separate investors and were included with promissory notes each with a principal amount of $1,000 (each a “Note” and collectively the “Notes”). The purchase price for each Note was $1,000 per Note, including the purchase price of one Class S or Class D common share. The Fund will pay interest on the unpaid principal amount of the Notes at a rate of 12.00% per annum per Note payable semi-annually in arrears. The Notes have a 30-year term. Some or all of the Notes may be prepaid by the Fund at any time, in whole or in part, provided that (i) the Fund will pay on the date of such prepayment all accrued and unpaid interest due on such prepaid principal amount to and including the date of prepayment and (ii) if the prepayment occurs within 24 months after the original issue date of the Notes, the Fund will pay on the date of such prepayment a one-time premium equal to $100 per Note.

The Fund issued the Class S and Class D common shares and Notes in private placement transactions pursuant to certain exemptions of the Securities Act and the laws of the states and jurisdictions where any offering was made to investors who are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

The Notes were offered through H&L Equities, LLC (“H&L”), a registered broker dealer and an affiliate of REIT Funding, LLC (“REIT Funding”). With respect to the Notes, the Fund will pay fees to, and cover certain expenses of, REIT Funding. From the fees paid, REIT Funding will be responsible for paying any brokerage or placement fees to H&L. The Fund will also pay fees to, and cover certain expenses of, REIT Administration, LLC (“REIT Administration”), an affiliate of REIT Funding, for its administrative services related to the Notes. The Fund’s obligation to pay the fees to REIT Administration will end on the date when the Notes have been paid in full and all administrative duties have been completed.

The information in this Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to purchase the Class S and Class D common shares, Notes or any other securities, and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

The description above is only a summary of the material features of the Notes and is qualified in its entirety by reference to the copies of the Forms of Promissory Note, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

December 2025 Distributions

On December 29, 2025, the Fund declared regular and variable distributions for Class S shares, Class D shares and Class I shares of beneficial interest (the “Shares”) in the amounts per share set forth below:

	Regular Distribution	Variable Distribution	Total Distribution
Class S Common Shares	$0.22177	$0.03645	$0.25822
Class D Common Shares	$0.23485	$0.03645	$0.27130
Class I Common Shares	$0.24000	$0.03645	$0.27645

Both the regular and variable distributions for the Shares are payable to shareholders of record as of the open of business on December 31, 2025 and will be paid on or about January 30, 2026.

These distributions will be paid in cash or reinvested in shares of the Fund’s Shares for shareholders participating in the Fund’s distribution reinvestment plan (“DRIP”).

Item 8.01 Other Events.

Net Asset Value

The net asset value (“NAV”) per share of each class of the Fund as of November 30, 2025, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV as of November 30, 2025
Class S Common Shares	$25.35
Class D Common Shares	$25.29
Class I Common Shares	$24.81

As of November 30, 2025, the Fund’s aggregate NAV was $198.9 million, the fair value of its investment portfolio was $312.7 million, and it had $121.7 million of debt outstanding (at principal).

Status of Offering

The Fund is currently publicly offering on a continuous basis up to $2.5 billion in Shares (the “Offering”). Additionally, the Fund has sold shares that are exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereunder (the “Private Offering”). The following table lists the Shares issued and total consideration for both the Offering and the Private Offering as of the date of this filing, reflective of transfers between share classes. The table below does not include Shares sold through the Fund’s DRIP. The Fund intends to continue selling Shares in the Offering and the Private Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Offering:
Class S Common Shares	3,398	$87,083
Class D Common Shares	—	$—
Class I Common Shares	2,627,915	$65,273,101
Private Offering:
Class S Common Shares	492	$22,789
Class D Common Shares	492	$22,782
Class I Common Shares	4,285,940	$109,102,500
Total Offering and Private Offering *	6,918,237	$174,488,254

*	Amounts may not sum due to rounding.

Promissory Notes

The information set forth under Item 3.02 above is incorporated by reference into this Item 8.01.

The information in this Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to purchase the Shares, Notes or any other securities, and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

The description above is only a summary of the material features of the Notes and is qualified in its entirety by reference to the copies of the Forms of Promissory Note, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Promissory Note (Class S), by and among PGIM Private Credit Fund and the purchasers party thereto.

10.2 Form of Promissory Note (Class D), by and among PGIM Private Credit Fund and the purchasers party thereto.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGIM PRIVATE CREDIT FUND

Date:	December 30, 2025	By:	/s/ Elyse M. McLaughlin
		Name: Title:	Elyse M. McLaughlin Treasurer and Principal Accounting Officer